Business Combination (Notes)	6 Months Ended
Jun. 30, 2013
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
BUSINESS COMBINATION
On June 22, 2012, Redbox acquired certain assets of NCR Corporation (“NCR”) related to NCR’s self-service entertainment DVD kiosk business (the “NCR Asset Acquisition”). The purchased assets include, among others, self-service DVD kiosks, content library, intellectual property, and certain related contracts, including with certain retailers. In consideration, Redbox paid NCR $100.0 million in cash and assumed certain liabilities of NCR related to the purchased assets. The operating results of NCR’s self-service entertainment DVD kiosk business are included in our Redbox segment results.
We accounted for the NCR Asset Acquisition as a business combination. In accordance with US GAAP, the measurement period for our purchase price allocation ends as soon as information regarding our assessment of the quality and quantity of the kiosks acquired as well as certain facts and circumstances becomes available; such measurement period will not exceed twelve months from the acquisition date. During the second quarter of 2013, we obtained sufficient evidence regarding the quality and market value of the kiosks acquired (See Note 7: Property and Equipment for more information on the sale of certain NCR kiosks during the second quarter of 2013) to finalize our purchase price allocation. As a result, we retroactively adjusted our purchase price allocation to increase the value assigned to the kiosks acquired by $14.8 million with a corresponding decrease to goodwill to the period in which the NCR Asset Acquisition occurred. This adjustment to our purchase price allocation resulted in an immaterial difference in depreciation which we recorded as a cumulative adjustment in the second quarter of 2013.
The following table shows our preliminary purchase price allocation, adjustments we made during the six months ended June 30, 2013 and our final purchase price allocation based on the fair value of the assets acquired and liabilities assumed at the NCR Asset Acquisition date as follows:

	June 22, 2012
Dollars in thousands	Preliminary	Adjustments	Final
Assets acquired:
Content library	$4,330	$—	$4,330
Prepaid expenses	240	—	240
Deferred income taxes	1,500	—	1,500
Property and equipment	9,130	14,766	23,896
Intangible assets	46,960	—	46,960
Goodwill	42,110	(14,766)	27,344
Total assets acquired	104,270	—	104,270
Liabilities assumed:
Accrued liabilities	(4,270)	—	(4,270)
Total consideration paid in cash	$100,000	$—	$100,000

Goodwill of $27.3 million, attributable primarily to the future expected synergies and operational efficiencies, as well as market expansion, has been assigned to our Redbox segment. The majority of the goodwill is deductible for tax purposes.
We estimated the fair value of the acquired identifiable intangible assets based on the forecasted future cash flows discounted at a rate of approximately 11%. A portion of the purchase price is allocated to the following identifiable intangible assets:

Dollars in thousands	Purchase Price	Estimated Useful Life in Years
Intangible assets:
Retailer relationships	$40,000	10
Patents	6,300	8
Trademark and trade name	500	1
Internal use software	160	1
Total	$46,960
As of the date of acquisition, we estimated the weighted-average useful life of the acquired identifiable intangible assets to be 9.6 years.
Based on the identified intangible assets recorded as of the closing date and assuming no subsequent impairment of the underlying assets, the estimated remaining amortization as of June 30, 2013 is as follows:

Dollars in thousands	Amortization Expense
Remainder of 2013	$2,395
2014	4,788
2015	4,788
2016	4,788
2017	4,788
2018	4,788
Thereafter	15,178
Total remaining amortization	$41,513